702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

RYDEX SERIES FUNDS

Government Long Bond 1.2x Strategy Fund
Guggenheim Long Short Equity Fund
Guggenheim Managed Futures Strategy Fund
Guggenheim Multi-Hedge Strategies Fund
Inverse Government Long Bond Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Inverse S&P 500® Strategy Fund
NASDAQ-100® Fund
Nova Fund
Sector Funds
(each, a “Fund” and collectively, the “Funds”)

Supplement dated June 19, 2019 to the currently effective Class A, Class C and Institutional Class Shares and Investor Class and Class H Shares Summary and Statutory Prospectuses (each, a “Prospectus” and collectively, the “Prospectuses”) for the Funds listed above.

This supplement provides new and additional information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective immediately, in each Fund’s Fund Summary, the following is added after the first sentence under the heading “Fees and Expenses of the Fund.”

You may be required to pay a commission to your financial intermediary for effecting transactions in a class of shares of the Fund without any initial sales charge, contingent deferred sales charge, or other asset-based fee for sales or distribution. These commissions are not reflected in the fee and expense table or expense example below.

Please retain this supplement for future reference.

RDX-COMBO-SUP-0619x0520